Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure
Debt
The Company’s long-term debt, which consists of Senior Notes, bank loans and a leasing arrangement, is summarized as follows:

	December 31,
(amounts in thousands)	2017	2016

Senior Notes	$73,625	$73,625

Bank Loans:
$39.6 Million Credit Facility	$—	$20,144
$409 Million Credit Facility	174,443	167,816
$330 Million Credit Facility	247,876	225,759
$42 Million Credit Facility	22,354	38,512
$67.5 Million Credit Facility	40,461	40,461
$12.5 Million Credit Facility	10,183	10,379
$27.3 Million Credit Facility	18,213	19,375
$85.5 Million Credit Facility	85,500	—
$38.7 Million Credit Facility	38,700	—
$19.6 Million Lease Financing	19,268	—
	656,998	522,446
Less: Current portion	(49,266)	(13,882)
	$607,732	$508,564

	December 31, 2017			December 31, 2016
(amounts in thousands)	Current	Non-current	Total	Current	Non-current	Total
Total bank loans, financing obligation and senior notes, gross	49,266	681,357	730,623	13,882	582,188	596,070
Unamortized deferred financing costs	(1,129)	(13,917)	(15,046)	(402)	(16,196)	(16,598)
Total bank loans and senior notes, net	48,137	667,440	715,577	13,480	565,992	579,472

The future principal and estimated interest payments (based on the interest rates in effect as of December 31, 2017) under the Company’s long-term debt over the next five years on the Company’s Senior Notes, credit facilities and financing obligation as of December 31, 2017 is as follows:

(amounts in thousands)	Principal on Bank Loans and Senior Notes	Interest on Bank Debt and Senior Notes	Financing Obligation	Total
2018	48,099	34,380	1,971	84,450
2019	118,586	30,536	1,971	151,093
2020	209,547	24,143	1,971	235,661
2021	223,001	10,732	1,971	235,704
2022	47,889	3,939	1,971	53,799
Thereafter	64,233	877	9,413	74,523
Total	711,355	104,607	19,268	835,230

Unsecured Senior Notes
On September 22, 2014, the Company issued $65.0 million in aggregate principal amount of 7.5% Senior Notes due September 2019, or the Senior Notes, and on October 16, 2014 the Company issued an additional $8.6 million aggregate principal amount of Senior Notes when the underwriters partially exercised their option to purchase additional Senior Notes on the same terms and conditions.
All terms mentioned are defined in the indenture governing the Senior Notes.
The Senior Notes will mature on September 15, 2019 and bear interest at a rate of 7.5% per year, payable quarterly on each March 15, June 15, September 15 and December 15. The Senior Notes are redeemable at the Company’s option in whole or in part, at any time on or after September 15, 2016 at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.
The Senior Notes are our senior unsecured obligations and rank equally with all of our existing and future senior unsecured and unsubordinated debt and are effectively subordinated to our existing and future secured debt, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all existing and future debt and other liabilities of our subsidiaries. No sinking fund is provided for the Senior Notes. The Senior Notes were issued in minimum denominations of $25.00 and integral multiples of $25.00 in excess thereof and are listed on the New York Stock Exchange under the symbol “SLTB”. The Senior Notes require us to comply with certain covenants, including financial covenants; restrictions on consolidations, mergers or sales of assets and prohibitions on paying dividends or returning capital to equity holders if a covenant breach or an event of default has occurred or would occur as a result of such payment. If the Company undergoes a change of control, holders may require us to repurchase for cash all or any portion of their notes at a change of control repurchase price equal to 101% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the change of control purchase date.
The financial covenants include:

•	Net borrowings shall not equal or exceed 70% of total assets.

•	Tangible net worth shall always exceed $500.0 million.
As of December 31, 2017, we were in compliance with the financial covenants relating to the Senior Notes.
In December 2016, our Board of Directors authorized the repurchase of up to $20.0 million of our outstanding Senior Notes in open market or privately negotiated transactions. The specific timing and amounts of the repurchases, which will be funded by available cash, will be in the sole discretion of management and vary based on market conditions and other factors. This authorization has no expiration date. As of December 31, 2017, the full $20.0 million remains available for repurchases under this authorization.
Secured Credit Facilities
The Company had eight credit agreements in place, which are all collateralized by certain of the Company’s vessels. The following is a summary of those credit agreements as of December 31, 2017.

	$409 Million Credit Facility	$330 Million Credit Facility	$42 Million Credit Facility	$67.5 Million Credit Facility	$12.5 Million Credit Facility	$27.3 Million Credit Facility	$85.5 Million Credit Facility	$38.7 Million Credit Facility
Date of Agreement	December 30, 2014	July 29, 2014	January 30, 2015	July 30, 2014	December 22, 2015	December 22, 2015	December 5, 2017	December 13, 2017

Total Vessels Financed
Kamsarmax	8	6	1	2	—	—	—	—
Ultramax	7	15	1	2	1	2	6	3

Interest Rate-LIBOR+	3.000%	2.925%	2.970%	2.950%	3.000%	2.950%	2.850%	2.850%

Commitment Fee	1.200%	1.170%	1.120%	1.250%	—%	1.180%	1.140%	1.000%

Maturity Date	December 30, 2020	July 29, 2021	6 years from each Kamsarmax drawdown and September 21, 2021 on the Ultramax tranche	7 years from each drawdown	December 22, 2020	5 years from each drawdown	February 15, 2023	December 13, 2022

Amount drawn down (in thousands)	220,769	294,225	48,870	53,816	11,750	23,250	85,500	38,700

Amount outstanding (in thousands)	174,443	247,876	22,354	40,461	10,183	18,213	85,500	38,700

Carrying Value of Vessels Collateralized (in thousands)	450,949	579,893	61,158	112,449	29,855	60,881	142,496	64,518

Amount Available (in thousands)	—	—	—	—	—	—	—	—

Remaining Vessels to be Financed	—	—	—	—	—	—	—	—

$85.5 Million Credit Facility
On December 5, 2017, the Company entered into a senior secured credit facility for up to $85.5 million, which was used to finance a portion of the purchase price of six Ultramax vessels the Company acquired in the fourth quarter of 2017. The facility has a maturity date of February 15, 2023,bears interest at LIBOR plus a margin of 2.85% per annum and has a commitment fee of 1.14% per annum. This facility is secured by, among other things, a first preferred mortgage on the six Ultramax vessels and guaranteed by each vessel owning subsidiary.
As of December 31, 2017, the Company drew down the entire amount available and the outstanding balance on this facility was approximately $85.5 million.
$38.7 Million Credit Facility
On December 13, 2017, the Company entered into a senior secured credit facility for up to $38.7 million, which was used to finance a portion of the purchase price of three Ultramax vessels the Company acquired in the fourth quarter of 2017. The facility has a maturity date of December 13, 2022, bears interest at LIBOR plus a margin of 2.85% per annum and has a commitment fee of 1.0% per annum. This facility is secured by, among other things, a first preferred mortgage on the three Ultramax vessels and guaranteed by each vessel owning subsidiary.
As of December 31, 2017, the Company drew down the entire amount available and the outstanding balance on this facility was approximately $38.7 million.
$39.6 Million Credit Facility
On June 27, 2014, the Company signed a loan agreement for up to $39.6 million which was used to finance a portion of two Kamsarmax vessels. In 2017, the Company sold these two vessels and $20.1 million, which was outstanding under this facility was fully repaid in May 2017 and the credit facility was terminated.
The loan amendments discussed below were accounted for as debt modifications in accordance with ASC 470, Debt.
$67.5 Million Credit Facility
During 2017, the Company reached an agreement to reinstate principal repayments of approximately $8.0 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company is required to make principal repayments of approximately $1.0 million per quarter from the first quarter of 2018 through the fourth quarter of 2018 and then from the first quarter of 2020 through the fourth quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$409.0 Million Credit Facility
During 2017, the Company confirmed its acceptance of a 2016 agreement to reinstate principal repayments of approximately $26.9 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company made or is required to make principal repayments ranging from approximately $1.2 million to approximately $2.3 million per quarter from the third quarter of 2017 through the third quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of approximately $2.4 million, representing prior period principal repayments, was made during 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$42.0 Million Credit Facility
During 2017, the Company reached an agreement to reinstate principal repayments of approximately $6.6 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company made principal repayments of approximately $0.8 million in the third and fourth quarters of 2017 and after the $13.2 million repayment noted below will be required to make principal repayments of $0.5 million from the second quarter of 2019 through the first quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of approximately $1.7 million, representing prior period principal repayments, was made during 2017.
The Company also repaid approximately $13.2 million of the $42.0 million Credit Facility upon the completion of the $19.6 million Lease Financing transaction during 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility
$12.5 Million Credit Facility
During 2017, the Company reached an agreement to reinstate principal repayments of approximately $0.8 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company made and is required to make principal repayments of approximately $0.2 million from the fourth quarter of 2017 through the third quarter of 2018, with an offsetting reduction to the balloon payment due upon maturity.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
$27.3 Million Credit Facility
During 2017, the Company reached an agreement to reinstate principal repayments of $3.1 million that were previously deferred in accordance with prior loan amendments to their original form. Under this agreement the Company made and is required to make principal repayments of approximately $0.4 million from the third quarter of 2017 through the first quarter of 2018 and from the fourth quarter of 2019 through the third quarter of 2020, with an offsetting reduction to the balloon payment due upon maturity. In addition, a principal repayment of approximately $0.4 million, representing prior period principal repayments, was made during 2017.
All restrictions on the payment of dividends that were put in place as part of prior loan amendments have been removed from this credit facility.
Finance Lease
$19.6 Million Lease Financing
In October 2017, the Company entered into a financing transaction with respect to one of its Kamsarmax vessels with unaffiliated third parties involving the sale and leaseback of the SBI Rumba, a 2015 Japanese built Kamsarmax dry bulk vessel, for consideration of approximately $19.6 million. As part of the transaction, the Company will make monthly payments of $164,250 under a nine and a half year bareboat charter agreement with the buyer, which the Company has the option to extend for a further six months. The agreement also provides the Company with options to repurchase the vessel beginning on the fifth anniversary of the sale and until the end of the agreements.
Certain of the Company’s credit facilities discussed above, have, among other things, the following financial covenants, as amended or waived, the most stringent of which require us to maintain:

•	The ratio of net debt to total capitalization no greater than 0.60 to 1.00.

•
Consolidated tangible net worth (adjusted for a minimum amount of $100.0 million in historical non-operating costs and to exclude certain future non-operating items, including impairments) no less than $500.0 million plus (i) 25% of cumulative positive net income (on a consolidated basis) for each fiscal quarter commencing on or after December 31, 2013 and (ii) 50% of the value of any new equity issues occurring on or after December 31, 2013.

•
The ratio of EBITDA to net interest expense calculated on a year to date basis of greater than 1.00 to 1.00 for the quarters ending March 31, 2019 and June 30, 2019, 2.50 to 1.00 for the quarter ending September 30, 2019, calculated on a year-to-date basis and 2.50 to 1.00 for each quarter thereafter, calculated on a trailing four quarter basis.

•	Minimum liquidity of not less than the greater of $25.0 million or $0.7 million per owned vessel.

•
Maintain a minimum fair value of the collateral for each credit facility, such that the aggregate fair value of the vessels collateralizing the credit facility is 140%, except in the case of our $67.5 Million Credit Facility, for which it is 115% of the aggregate principal amount outstanding under such credit facility, or, if we do not meet these thresholds to prepay a portion of the loan or provide additional security to eliminate the shortfall.

The Company’s credit facilities discussed above have, among other things, the following restrictive covenants which could restrict the Company’s ability to:

•	incur additional indebtedness;

•	sell the collateral vessel, if applicable;

•	make additional investments or acquisitions;

•	pay dividends; and

•	effect a change of control of us.
In addition, the Company’s credit facilities contain customary events of default, including cross-default provisions. As of December 31, 2017, the Company was in compliance with all the financial covenants of each of its credit facilities and finance lease. The Company expects to remain in compliance with the financial covenants of each of its credit facilities for the next twelve months.
Interest rates on all of the Company’s secured credit facilities during the year ended December 31, 2017 ranged from 3.80% to 4.70%. The Company records its interest expense, all of which was capitalized until the fourth quarter of 2015, as a component of Financial expense, net on its Consolidated Statement of Operations. For the years ended December 31, 2017, 2016 and 2015, Financial expense, net consists of:

	Year ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$27,719	$16,002	$998
Amortization of deferred financing costs	6,085	4,137	1,988
Write off of deferred financing costs	470	3,781	16,085
Change in the fair value of interest rate caps	63	—	—
Other, net	625	1,001	453
	$34,962	$24,921	$19,524